UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 14, 2018
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
401 North 31st Street, Billings, MT
(Address of principal executive offices)
(406) 255-5390
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01 Other Events

On August 15, 2018, First Interstate BancSystem, Inc. (the “Company”) and Northwest Bancorporation, Inc. (“Northwest”) issued a joint press release announcing that the shareholders of Northwest approved the Agreement and Plan of Merger, dated as of April 25, 2018, by and between the Company and Northwest and the merger provided for thereunder at a special meeting of Northwest shareholders held on August 14, 2018. All approvals necessary to complete the merger, including all regulatory approvals, have been received. The merger is expected to close on August 16, 2018, subject to satisfaction of customary closing conditions. A copy of the joint press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	99.1	Joint Press Release dated August 15, 2018.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 15, 2018

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer